UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): June 18, 2014

Turbine Truck Engines, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	333-109118	59-3691650
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

46600 Deep Woods Road, Paisley, Florida 32767
(Address of principal executive offices)

386-943-8358
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2014, the Board of Directors created a separate series of preferred stock, called “Series B Convertible Preferred, which is being documented by the filing of an Amendment to the Articles of Incorporation filed with the State of Nevada. The Board of Directors designated 300,000 shares as Series B Convertible Preferred. A shareholders vote was not required. The Series B Convertible Preferred, par value $.001, provides for:

•	No Voting rights; and
•	Shares are convertible after six (6) months on a 20 to 1 ratio at the option of the preferred shareholder;

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

3.1	Articles of Amendment to Articles of Incorporation dated June 18, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Turbine Truck Engines, Inc.

Dated: June 18, 2014	By:	/s/ Michael H. Rouse
Michael H. Rouse CEO

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